Exhibit 99.1


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

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



Thomas R. Butkus, Chief Executive Officer, Lyn G. Rupich,  President, and Pamela
N. Favero, Chief Financial Officer of AJS Bancorp, Inc. (the "Company"), each certify in his/her capacity as an officer of the Company that he/she has reviewed the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 and that to the best of his/her knowledge:

     7. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

     8. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.







Date: 5/14/03                              /s/ Thomas R. Butkus
                                           -------------------------------------
                                           Chief Executive Officer and Chairman
                                           Of the Board

Date: 5/14/03                              /s/ Lyn G. Rupich
                                           -------------------------------------
                                           President and Chief Operating Officer


Date: 5/14/03                              /s/ Pamela N. Favero
                                           -------------------------------------
                                           Chief Financial Officer





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